UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May  9,  2005

WEBB MORTGAGE DEPOT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-72376	65-0902373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Wilson Lake Road, Mooresville, NC	28117
(Address of Principal Executive Offices)	(Zip Code)

(800) 952-8706

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

Our   auditors, Webb  & Company, P.A.,  in connection with the audit of our annual report for December 31, 2004  advised us that their firm must  reaudit our financial statements for the year ended December 31, 2003 as the former accountants, Russell & Atkins, PLC,  did not provide Webb & Company with sufficient information in order for Webb & Company to audit our books and records for the year ended December 31, 2004.  The result of the reaudit of the financial statements has resulted in the Company restating its audited Balance Sheet and Income Statement  for December 31, 2003 in connection with the following matters:

 Home Under Construction

The Company determined that certain construction costs had not been recorded or accrued during the year ended December 31, 2003.  The Company has restated these costs and related liabilities at December 31, 2003.

 Stock Issued for Services

The Company originally recorded the value of stock issued for services at par.  The Company restated the value of the shares issued for services to reflect the value at a recent cash offering price.

A summary of significant effects of the restatement is as follows:

Statement of Operations	December 31, 2003 (As Previously Reported)	December 31, 2003 (As Restated)

Revenues	$481,198	$481,198
Operating expenses	417,268	(505,229)
Net income (loss) from operations	63,930	(24,031)
Other income (expense)	(7,734)	(4,194)
Net income (loss)	56,196	(28,225)
Net income (loss) per share – basic and diluted	$0.01	$(0.01)
Weighted average number of shares outstanding during the period - basic and diluted	4,169,144	4,160,377

Balance Sheet	December 31, 2003 (As Previously Reported)	December 31, 2003 (As Restated)

Current assets	$130,364	$31,940
Property and equipment, net	14,356	14,356
Total assets	144,720	506,695
Current liabilities	87,609	459,020
Total liabilities	87,609	459,020
Stockholders’ equity	57,111	47,625
Total liabilities and stockholders’ equity	$144,720	$506,695

PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2004 and 2003:

	2004	2003

Leasehold improvements	$10,501	$16,978
Computers and equipment	8,350	3,257
	18,851
Less accumulated depreciation	(4,922)	(5,879)

Property and equipment, net	$13,929	$14,356

Depreciation expense for the years ended December 31, 2004 and 2003 was $3,960 and $4,047, respectively.  During 2004, the Company recognized a loss on the abandonment of leasehold improvements of $12,061.

The foregoing adjustments were reflected in the Company’s annual report filed on Form 10-KSB for the period ended December 31, 2004 and filed with the Commission on May 13, 2005.

As a result of the foregoing, investors should not rely on the previously filed audited financial statements which were filed as part of the Company’s annual report for the year ended December 31, 2003 filed with the Commission on April 15, 2004.  Nor should investors rely upon the Company’s unaudited financial statements for the periods ended March 31, 2004  (filed May 11, 2004),  June 30, 2004 (filed August 16, 2004),  September 30, 2004 (filed November 12, 2004), March 31, 2003, (filed May 14 2003); June 30, 2003 (filed August 5, 2003) and September 30, 2003   (filed November 14, 2003).

The Company has provided Webb & Company with a copy of this Form 8-k indicating that Webb & Company agrees with the statements contained herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webb Mortgage Depot, Inc.

By:	/s/ BYRON WEBB
Byron Webb
President

Date:   May 27, 2005

4